As filed with the Securities and Exchange Commission on November __, 1998

                    Post-Effective Amendment No. 1 to Registration No. 33-60133
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                            THE SOUTHERN NEW ENGLAND
                         TELECOMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


   A CONNECTICUT CORPORATION                                  06-1157778
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)
                                310 ORANGE STREET
                          NEW HAVEN, CONNECTICUT 06510
                         TELEPHONE NUMBER (203) 771-2110
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                           ---------------------------

                               MADELYN M. DEMATTEO
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                310 ORANGE STREET
                          NEW HAVEN, CONNECTICUT 06510
                         TELEPHONE NUMBER (203) 771-2110
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           ---------------------------

                 Please address a copy of all communications to:
                                WAYNE WIRTZ, ESQ.
                             SBC COMMUNICATIONS INC.
                        175 E. HOUSTON STREET, 12TH FLOOR
                            SAN ANTONIO, TEXAS 78205

                           ---------------------------


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


RECENT EVENTS:  DEREGISTRATION


         The Registration Statement on Form S-3 (Registration No. 33-60133) (the "Registration Statement") of Southern New England Telecommunications Corporation ("SNET") pertaining to $470,000,000 debt securities of SNET to which this Post-Effective Amendment No. 1 relates, was declared effective by the Securities and Exchange Commission on July 11, 1995.

         In accordance with an undertaking made by SNET in the Registration Statement to remove from registration, by means of a post-effective amendment, any debt securities which remain unsold at the termination of the offering, SNET hereby removes from registration the debt securities of SNET registered but unsold under the Registration Statement.


ITEM 16.  EXHIBITS.

Exhibit
Number

(24) a   Powers of Attorney for Southern New England Telecommunications
         Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of November, 1998.

                                        SOUTHERN NEW ENGLAND TELECOMMUNICATIONS
                                            CORPORATION


                                        By:  /s/ Donald R. Shassian
                                           ------------------------------------
                                            Donald R. Shassian
                                            Senior Vice President and Chief
                                            Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons and in the capacities and on the date indicated.

Principal Executive Officer:

    Tom E. Morgan*
    President and Chief Executive Officer
    and Director

Principal Financial Officer and Principal Accounting Officer:

    Donald R. Shassian
    Senior Vice President and
    Chief Financial Officer

Directors:

Daniel J. Miglio*
Royce S. Caldwell*
James D. Ellis*
----------------------
* By Power of Attorney

                                      By  /s/ Donald R. Shassian
                                        ---------------------------------------
                                         Donald R. Shassian, as attorney-in-
                                         fact for Mr. Morgan, the Directors,
                                         and on his own behalf as Senior Vice
                                         President and Chief Financial Officer
                                         November 9, 1998